Exhibit 34

Joint Filing Agreement

THIS JOINT FILING AGREEMENT is entered into as of July 19, 2016, by and among the parties hereto.  The undersigned hereby agree that the Statement on Schedule 13D with respect to the common stock, par value $0.01 per share (the “Common Stock”), of General Growth Properties, Inc., a Delaware corporation, and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: July 19, 2016	BROOKFIELD ASSET MANAGEMENT INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Managing Partner

	By:	/s/ A.J. Silber
Name: A.J. Silber
Title: Vice President, Legal Affairs

Dated: July 19, 2016	PARTNERS LIMITED

	By:	/s/ Brian Lawson
Name: Brian Lawson
Title: President

Dated: July 19, 2016	Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD HOLDINGS CANADA INC.

	By:	/s/ A.J. Silber
Name: A.J. Silber
Title: Vice President

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Vice President

Dated: July 19, 2016	BROOKFIELD PROPERTY PARTNERS LIMITED

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	Brookfield Property PARTNERS LP

	By:	Brookfield Property Partners Limited, its general partner

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	Brookfield Property L.P.

	By:	Brookfield Property Partners LP, its general partner

	By:	Brookfield Property Partners Limited, its general partner

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	BROOKFIELD BPY HOLDINGS INC.

	By:	/s/ Allen Yi
Name: Allen Yi
Title: Secretary

Dated: July 19, 2016	BROOKFIELD BPY RETAIL HOLDINGS I LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	Brookfield BPY Retail Holdings II LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	BPY Retail III LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	Brookfield Retail Holdings VII LLC

	By:	Brookfield Asset Management Private Institutional Capital Adviser US, LLC, its manager

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD RETAIL HOLDINGS WARRANTS LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD BPY RETAIL HOLDINGS III LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	BPY RETAIL IV LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	BROOKFIELD RETAIL HOLDINGS II SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD RETAIL HOLDINGS III SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD RETAIL HOLDINGS IV-A SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD RETAIL HOLDINGS IV-B SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD RETAIL HOLDINGS IV-C SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BROOKFIELD RETAIL HOLDINGS IV-D SUB II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser US, LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

	By:	/s/ Melissa Lang
Name: Melissa Lang
Title: Secretary

Dated: July 19, 2016	BW PURCHASER, LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	Brookfield US Holdings Inc.

	By:	/s/ A.J. Silber
Name: A.J. Silber
Title: Vice President

Dated: July 19, 2016	Brookfield US Corporation

	By:	/s/ Mark Srulowitz
Name: Mark Srulowitz
Title: President

Dated: July 19, 2016	BROOKFIELD BPY RETAIL HOLDINGS II SUBCO LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	NEW BROOKFIELD BPY RETAIL HOLDINGS II LLC

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: July 19, 2016	BROOKFIELD OFFICE PROPERTIES INC.

	By:	/s/ Keith Hyde
Name: Keith Hyde
Title: Vice President, Taxation

Dated: July 19, 2016	1706065 ALBERTA ULC

	By:	/s/ Keith Hyde
Name: Keith Hyde
Title: Vice President, Taxation

Dated: July 19, 2016	BROOKFIELD HOLDING LIMITED LIABILITY COMPANY

	By:	/s/ Dr. László Csontos
Name: Dr. László Csontos
Title: Managing Director

	By:	/s/ Eamonn John O’Dea
Name: Eamonn John O’Dea
Title: Managing Director

Dated: July 19, 2016	BROOKFIELD PROPERTIES, INC.

	By:	/s/ Michelle L. Campbell
Name: Michelle L. Campbell
Title: Senior Vice President and Secretary

Dated: July 19, 2016	BOP (US) LLC

	By:	/s/ Michelle L. Campbell
Name: Michelle L. Campbell
Title: Senior Vice President and Secretary

Dated: July 19, 2016	BROOKFIELD PROPERTIES SUBCO LLC

	By:	/s/ Michelle L. Campbell
Name: Michelle L. Campbell
Title: Senior Vice President and Secretary

Dated: July 19, 2016	BROOKFIELD PROPERTY GROUP LLC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

Dated: July 19, 2016	BPY CANADA SUBHOLDINGS 1 ULC

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

Dated: July 19, 2016	BROOKFIELD PROPERTY SPLIT CORP.

	By:	/s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner